UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2019 (April 16, 2019)

Summit Midstream Partners, LP

(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd

Suite 500

The Woodlands, TX 77380

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (832) 413-4770

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2019, Mr. James Lee Jacobe was appointed to the board of directors (the “Board”) of Summit Midstream GP, LLC, our general partner. Mr. Jacobe will serve on the conflicts and audit committees of the Board.

Mr. Jacobe currently serves as an advisor with respect to energy investments for Kelso & Company, a New York based private equity firm. From 2008 through 2018, Mr. Jacobe was involved in various capacities at Barclays Investment Banking – Energy Group, including head of the firm’s midstream coverage effort, co-head of its US Oil & Gas group, and Vice Chairman of the firm. From 1993 through 2008, Mr. Jacobe was an investment banker in the energy group at Lehman Brothers, including serving as a managing director from 2001–2008. Mr. Jacobe began his investment banking career at Wasserstein Perella & Co. in 1990. He has a B.B.A., with a major in Finance, from the University of Texas at Austin. Mr. Jacobe has valuable and extensive experience in the energy banking sector, including a vast array of experience in corporate finance, capital structure, and the evaluation of financial risks associated with publicly traded partnerships that invest in midstream infrastructure.

There are no arrangements or understandings between Mr. Jacobe and any other person pursuant to which Mr. Jacobe was appointed to the Board. There are no transactions in which Mr. Jacobe has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Jacobe will receive the following compensation for his service on the Board (and its committees) in accordance with the general partner's independent director compensation program: (i) an $80,000 annual retainer; (ii) $80,000 in annual unit compensation; (iii) an annual retainer of $5,000 for his service as an independent member of the conflicts committee of the Board; and (iv) an annual retainer of $5,000 for his service as an independent member of the audit committee of the Board.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

		By:	Summit Midstream GP, LLC (its general partner)

Date:	April 18, 2019	/s/ Marc D. Stratton
Marc D. Stratton, Executive Vice President and Chief Financial Officer

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